                                                                   Exhibit 10.14

                                  CONFIDENTIAL
  DIGITAL VISUAL INTERFACE SPECIFICATION REVISION 1.0 PROMOTER'S AGREEMENT


This Agreement is effective as of January 8, 1999 by and between Intel Corporation ("Intel"), Silicon Image, Inc. ("SiI"), Compaq Computer Corporation ("Compaq"), Fujitsu Limited ("Fujitsu"), Hewlett-Packard Company ("HP"), International Business Machines Corporation ("IBM"), and NEC Corporation ("NEC") and the Affiliates of these Corporations, collectively referred to as the "Promoters".

                                     BACKGROUND

A. The Promoters intend to define, establish and support a digital display interface specification for integrating digital display services in a computer system environment. This specification is referred to as the Digital Visual Interface Specification Revision 1.0.

B. The Promoters wish to encourage broad and open industry adoption of the Digital Visual Interface Specification Revision 1.0 and wish to facilitate the provision of necessary licenses to do so.

C. The Promoters also desire to provide for the possibility of issuing revisions and updates to the Digital Visual Interface Specification Revision 1.0.

                                     AGREEMENT

1.     DEFINITIONS

       1.1    "Adopted Specification" shall have the meaning set forth in
              Section 4.3.

       1.2 "Adopter" means any entity that during the Adoption Period (1) has executed an identical copy of Attachment A ("Adopter's Agreement"), (2) had the same Adopter's Agreement also executed by a Promoter, and then (3) had the fully executed Adopter's Agreement received by the Secretary as provided in Section 2.2 below, and also means the entity's Affiliates.

       1.3 "Adoption Period" for any given Adopter means any time prior to the later of (i) the date one (1) year after the public release date of the Licensed Specification or (ii) the date one (1) year after such Adopter first sells a product that includes a Compliant Portion. The Adoption Period can be changed by agreement of a simple majority (>50%) of the Promoters.

       1.4 "Affiliate" is an entity that directly or indirectly controls, is controlled by, or is under common control with another entity, so long as such control exists. "Control" means beneficial ownership of more than fifty percent of the voting stock or equity in an entity.

       1.5 "Compliant Portion" means portions of products (hardware, software or combinations thereof) that implement and are Fully Compliant with the Digital


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

              Display Interfaces to provide an interface between a computer and a digital display.

       1.6 "Digital Display Interfaces" means the electrical interfaces, mechanical interfaces, signals, signaling and coding protocols, and bus protocols disclosed in, and required by, the Licensed Specification, including described options for such interfaces in the Licensed Specification.

       1.7    "Fellow Adopters" are the Promoters and all Adopters.

       1.8 "Participant" means an entity that has executed a copy of the Participant Agreement in the form attached hereto as Attachment B ("Participant's Agreement"), delivered it to any Promoter, had the Promoter execute it and then had the fully executed agreement received by the Secretary. No changes to the Participant's Agreement shall be made without the unanimous approval of the Promoters, except for the change specified in paragraph 2.3.1 below. The Secretary shall keep a master Participants list that shall be made available to the other Promoters at any time upon request.

       1.9 "Necessary Claims" shall mean those claims of all patents, other than design patents and design registrations, throughout the world entitled to an effective filing date prior to January 1, 2003, which a Promoter or Adopter, as applicable, or its Affiliates has the right, at any time during the term of this Agreement, to grant licenses of the scope granted herein without such grant or the exercise of rights thereunder resulting in payment of royalties or other consideration to third parties (except for payments to Affiliates or to employees within the scope of their employment) and (i) which are necessarily infringed in order to implement and comply with the Digital Display Interfaces, where such infringement could not have been avoided by another commercially possible noninfringing implementation of such Digital Display Interfaces and licensee shall have the burden of proof to establish that a claim falls within the scope this clause (i), or
              (ii) for which infringement is based on an implementation of any example included in the body of the Licensed Specification. Necessary Claims shall not include, and no license shall apply to,
              (a) implementation examples included solely in any appendix, exhibit or other attachment to the Licensed Specification,
              (b) claims relating to semiconductor manufacturing technology,
              (c) claims not required to be infringed in implementing and complying with the Digital Display Interfaces even if in the same patent as Necessary Claims, or (d) claims relating to underlying operating system functionality not directly related to interfacing between a computer and a digital display.

       1.10   "Secretary" shall have the meaning set forth in Section 2.3.1.

       1.11 "Licensed Specification" means the document entitled DIGITAL VISUAL INTERFACE SPECIFICATION REVISION 1.0 as finally adopted by the Promoters pursuant to Section 4.3 below and authored and published by the Promoters.


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

       1.12 "Specification" means the Licensed Specification; any Minor Updates as finally adopted pursuant to Section 4.4; and non-final, unadopted versions until a first final version is adopted.

       1.13 "Minor Update" means an update or revision to the Licensed Specification (e.g., Revisions 1.1, 1.2 ... 1.9) which corrects, clarifies, or enhances the Licensed Specification without adding any significant new features or functionality to the Digital Display Interfaces.

       1.14 "Major Revision" means an update or revision to the Licensed Specification (e.g., Revisions 2.0, 3.0 ...) which adds significant new features or functionality to, and may also correct and clarify, the Digital Display Interfaces and is backward compatible with the Digital Display Interfaces.

       1.15 "Fully Compliant" means an implementation of all portions of the Digital Display Interfaces required for a specific type of product or component thereof.

2.     LICENSES AND COVENANTS

       2.1 GRANTS OF LICENSES TO PROMOTERS AND ADOPTERS. Upon agreement by the Promoters as to the final version of the text of the Licensed Specification as set out in Section 4.3, each Promoter (on behalf of itself and its Affiliates) hereby grants to each of the other Promoters and to all Adopters a nonexclusive, nontransferable, royalty-free, nonsublicenseable, worldwide, perpetual, irrevocable, reciprocal license under its Necessary Claims solely to make, have made, use, import, and directly and indirectly, offer to sell, lease, sell, promote and otherwise distribute Compliant Portions; provided that such license shall not extend to any part or function of a product in which a Compliant Portion is incorporated that is not itself part of the Compliant Portion.

       2.2 ADOPTERS AGREEMENTS. During the Adoption Period, any Promoter may provide the Adopter's Agreement (Attachment A hereto) to any third party who wishes to be an Adopter. During the Adoption Period, upon the execution of the Adopter's Agreement by such Promoter and such third party, and delivery to and receipt by the Secretary (as defined in Section 2.3 below) of a properly fully executed copy of such Agreement, such Agreement shall be effective. No changes to the Adopter's Agreement shall be made without the unanimous approval of the Promoters, except for the change specified in paragraph 2.3.1 below. The Secretary shall keep a master Adopters list that shall be made available to the other Promoters at any time upon request. The master Adopter's Agreement shall be maintained by the Secretary and provided on a web site sponsored by the Promoters.


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       2.3    ADMINISTRATION OF THE SPECIFICATION.

              2.3.1 A Promoter shall be appointed as the secretary for the Specification (the "Secretary"). The Secretary shall be responsible for keeping a list of all Adopters and Participants and keeping copies of all Adopter's Agreements and Participant's Agreements. The Promoters agree that Intel shall act as the initial Secretary for the Digital Visual Interface Specification. Should the current Secretary desire to cease acting as the Secretary, or should it withdraw as a Promoter from the Specification or any proposed update thereto, the Promoters shall appoint another Promoter as the new Secretary, and (i) the outgoing Secretary shall provide the new Secretary with its files of Adopters, Participants and their agreements with the Promoters, and (ii) the Adopter's Agreement and Participant's Agreements shall be amended without unanimous consent so that newly executed Agreements shall become effective upon receipt of the new Secretary.

              2.3.2 The Promoters shall establish a Digital Visual Interface Specification "Implementer's Forum." The Secretary shall serve as director of the Implementer's Forum and be responsible for maintaining a dedicated website and collecting yearly dues of $2500 from each member of the Implementer's Forum. Such dues shall be maintained in a separate account by the Secretary and used to fund activities and events (e.g. Plugfests or trade show events) sponsored by the Implementer's Forum in promotion of the Specification.

              2.3.3 Each of the Promoters shall promptly notify each other of any violation, that may come to such Promoter's attention, of any Adopter's Agreement by an Adopter or Participant's Agreement by a Participant. Each Promoter shall have the right to enforce compliance with the terms of such Agreements by Adopters and Participants upon notice to the other Promoters; provided that such Promoters' rights shall not include any right to enforce against any Adopter a breach of contract claim for exceeding the scope of the patent licenses granted in the Adopter's Agreement. Any promoter may, at its option, bring suit against such Adopter or Participant to enforce such Agreement. The other Promoters may, at their discretion, provide reasonable assistance in the prosecution of such suit, at the expense of the prosecuting party (except for the value of time of the assisting party's employees); provided, however, that no Promoter shall be required to be named as a party to such suit. In the event a Promoter does not wish to participate in the enforcement action and is nonetheless involuntarily joined as a necessary party or the like, the Promoter(s) initiating the enforcement action agree(s) to pay the reasonable expenses incurred by the joined Promoter in such enforcement action (except for the value of time of the joined party's employees). The prosecuting party will retain any recovery in such suit.


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


              2.3.4 Provided that SiI substantially contributes to the development of a Specification, such Specification, and each draft version, Minor Update and Major Revision thereof, shall contain a prominent statement, reasonably acceptable to SiI, recognizing SiI's contribution to such Specification. The statement will not include any SiI trademark or logo. If at the time of the public release of the Licensed Specification, the Promoters issue a joint press release such press release shall include a similar statement. All web sites maintained jointly or individually by the Promoters and which permit downloading of the Specification or which contain a web page whose primary intent is to promote such Specification shall contain a similar statement.

       2.4 COPYRIGHT NOTICES. Any publication of the Specification shall contain an appropriate copyright notice in the names of all the Promoters. Public references to the Specification shall attribute authorship to the Promoters to the extent practical.

       2.5 REFERENCES TO SPECIFICATION. The Promoters (not including any Promoter that withdraws prior to unanimous adoption thereof) hereby agree not to assert against any Promoter or any Adopter any trademark or trade name rights they may have now or hereafter in any name or logo unanimously adopted by the Promoters for use in connection with Adopted Specifications and products to the extent such products implement a Compliant Portion. If the Promoters agree to claim or assert trademark or trade name rights in such name or logo, they agree to use commercially reasonable efforts, that represent the best interests of all parties, to agree on the nature of ownership, licensing, guidelines for usage, and registration of such name or logo. Prior to adoption of a new name or logo, the Promoters shall transmit a proposed name or logo to the Participants and Adopters for comments regarding any claimed rights in such new name or logo. The Promoters will not use any name or logo unanimously adopted by the Promoters except to refer to the Specification and to products to the extent such products implement a Compliant Portion.

3.     COPYRIGHT OWNERSHIP/MODIFICATIONS TO SPECIFICATION

       3.1    TITLE.  Effective as of adoption of a Specification under
              Section 4.3 or a Minor Update thereto under Section 4.4, each Promoter shall own, and is hereby conveyed, a non-exclusive, undivided, and equal ownership in the copyrights in the Adopted Specification. Each Promoter may exercise any and all rights of copyright ownership and sublicense such rights in the Adopted Specification as if such rights were solely owned by such Promoter and without permission of the other Promoters and without any duty to account. Any Promoter may propose a copyright enforcement action against a purported infringer of the Adopted Specification, and the other Promoters shall have the right to participate at their own expense and at their own discretion. On request of any Promoter considering


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


              suit against a third party, the other Promoters may, at their discretion, provide reasonable assistance in the prosecution of such suit, at the expense of the prosecuting party (except for the value of time of the assisting party's employees); provided, however, that no Promoter shall be required to be named as a party to such suit. In the event a Promoter does not wish to participate in the enforcement action and is nonetheless involuntarily joined as a necessary party or the like, the Promoter(s) initiating the enforcement action agree(s) to pay the reasonable expenses incurred by the joined Promoter in such enforcement action (except for the value of time of the joined party's employees). The prosecuting party will retain any recovery in such suit. If a Promoter wishes to register the Adopted Specification with the Copyright Office, it may do so in the name of all the Promoters at its own expense, and the other Promoters shall cooperate with such Promoter to the extent reasonably required to file the application for copyright registration. No further obligation will exist after the application is filed.

       3.2 MODIFICATIONS. Any modifications to or derivative works of the Specification shall be owned solely by the Promoter(s) creating them, subject to the underlying copyright in the Specification, unless and until such modification or derivative work is adopted by the Promoters. However, except for excerpts or quotations from a published Specification, no Promoter shall publish any such unadopted modified work, derivative work, or foreign language translation thereof without the unanimous consent of the other Promoters. The parties will cooperate from time to time with respect to responsibility for translation of the Specifications into foreign languages, and shall equally share the out-of-pocket costs therefor.

       3.3    LICENSE.  Subject to the confidentiality provisions contained in
              Section 6, each Promoter hereby grants each of the other Promoters a license under its copyrights to reproduce, distribute, display and create derivative works of any unadopted draft Specifications, solely for the purpose of developing the Adopted Specification(s) under the terms of this Agreement.

4.     SPECIFICATION COMPLETION

       4.1 SPECIFICATION RELEASE TO PARTICIPANTS AND ADOPTERS. The Promoters shall cooperate to finalize the Specification according to the following procedure:

              4.1.1 Any Adopted Specification shall be authorized for release to third parties (including Adopters and Participants) only by a simple majority agreement (>50%) of the Promoters.

              4.1.2 The Promoters shall use reasonable efforts to expedite edits/changes suggested to each revision of the Specification as quickly as possible.

       4.2 SPECIFICATION RELEASE TO PARTICIPANTS. Non-final, unadopted revisions of the Specification may be designated unreleased or released and shall be maintained in confidence and only disclosed pursuant to the terms herein. Unreleased revisions shall only be shared among the Promoters. Agreement of a simple majority (>50%) of the Promoters is required to designate an unreleased revision as a released revision. Once a revision of the Specification has been authorized for release, a Promoter may provide a copy of such revision to a Participant and solicit suggestions for incorporation in the Specification from the Participant. Non-final, unadopted Specifications shall not be provided to Adopters.

       4.3 PUBLISHED SPECIFICATION. The Specification or any proposed Minor Update thereof shall be deemed final and is adopted ("Adopted Specification") when the Promoters agree by a simple majority (>50%), in writing, that such version of the Specification is final and adopted. For purposes of voting on the Specification or for any other voting under this Agreement, Affiliates shall not be entitled to vote and their approval is not required in connection with any vote. Such Adopted Specification shall become effective and be made publicly available after the thirty (30) day period specified in Section 4.3.1.

              4.3.1 Any Promoter that fails to vote or votes against adoption of an Adopted Specification may choose to withdraw from this Agreement under Section 7 by sending written notice to all other Promoters within thirty (30) days after the date on which the Secretary sends written notice to such Promoter notifying such Promoter that the Secretary received the simple majority (>50%) necessary for adoption of the Adopted Specification. Following such withdrawal, the Promoter will have only those rights and obligations hereunder set forth under Section 7.2. A Promoter shall be considered to have adopted the Adopted Specifications for purposes of this Agreement, with all rights and obligations with respect thereto under this Agreement, if such Promoter
                     (i) voted in favor of the Adopted Specifications or
                     (ii) failed to vote or voted against such Adopted Specifications and did not so withdraw within the above thirty (30) day period. The Secretary shall maintain a list of the current Promoters on the public web site maintained by the Promoters.

       4.4 UPDATES TO THE SPECIFICATION. Once Promoters have agreed upon an Adopted Specification under Section 4.3 above, any Minor Update to the Adopted Specification shall be treated as a proposal to develop a new Specification, and shall be subject to the same processes and procedures used for development of the original specification as outlined above. Each Promoter may, in its sole discretion, cooperate with development of such new Specification or withdraw with regard to such new Specification without withdrawing from an earlier Adopted Specification. Adoption of such a new Specification shall not terminate any right or obligation of any Promoter under this Agreement, including the licenses granted, received or agreed to be made available with respect to the earlier Adopted Specification.


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

5.     SUBSEQUENT REVISIONS

       5.1 REVISION 1.0 PROMOTER'S AGREEMENT. Each Promoter agrees that the scope of this Agreement is limited to the Specifications and does not cover any Major Revision specifications.

       5.2 SEPARATE PROMOTER'S AGREEMENTS FOR MAJOR REVISION SPECIFICATIONS. Should any Promoter(s) herein undertake development of any Major Revision specification, the Promoters each agree that all Promoters herein shall be given the opportunity to participate in such development by entering into a separate corresponding promoter's agreement for such Major Revision specification. The Promoters each agree that such promoter's agreement shall be offered on substantially the same terms and conditions at this Agreement.

6.     CONFIDENTIALITY

       6.1 CONFIDENTIAL INFORMATION. Each Promoter will maintain the non-final, unadopted versions of the Specification and the confidential contributions each other Promoter makes to the Specification in confidence with at least the same degree of care that it uses to protect its own confidential and proprietary information, but no less than a reasonable degree of care under the circumstances and will neither disclose nor copy the non-final, unadopted versions of the Specification except as necessary for its employees and contractors (under obligation of confidentiality) with a need to know for the purpose of developing or updating the Specification or implementing a product according to the Specification. Any information incorporated in a particular revision of the Specification, including any exhibits or attachments thereto, shall be permitted to be released upon agreement of the Promoters pursuant to Section 4 hereof. Any copies of non-final, unadopted Specifications or of confidential contributions which are made will be marked "confidential," "proprietary" or with a similar legend. Unless the parties agree otherwise, this obligation of confidentiality will expire 3 years from the date of disclosure of such information hereunder. A party will not, however, be liable for the disclosure of any information which is:

                     a) rightfully in the public domain other than by the recipient's breach of a duty;
                     b) rightfully received from a third party without any obligation of confidentiality; or
                     c) rightfully known to the recipient without any limitation on use or disclosure prior to its receipt from the disclosing party; or
                     d) independently developed by employees of the recipient without access to the disclosed information; or
                     e)     rightfully disclosed as required by law; or
                     f) made public by a simple majority agreement (>50%) of the Promoters.


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

       6.2 RESIDUALS. This Agreement and the terms of confidentiality hereunder shall not be construed to limit any Promoter's right to independently develop or acquire products or technology, including similar or competing products or technology, without the use of another party's confidential information. Any party shall be free to use for any purpose the residuals resulting from access to or work with the confidential information defined in Section 6.1, provided that such party shall maintain the confidentiality of the confidential information as provided herein. The term "residuals" means information in non-tangible form, which may be retained by persons who have had access to such confidential information, including ideas, concepts, know-how or techniques contained therein. No party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, the foregoing shall not be deemed to grant to any party a license under the other party's copyrights or patents.

7.     WITHDRAWAL

       7.1 NOTICE OF WITHDRAWAL. A Promoter may, on written notice to the other Promoters, withdraw from this Agreement.

       7.2    EFFECT OF WITHDRAWAL.  Upon withdrawal by a Promoter:

              7.2.1 All covenants and licenses granted by and to such withdrawing Promoter with respect to any Adopted Specification adopted by the withdrawing Promoter as of the date of such withdrawal shall continue in full force and shall extend to and from entities who are or later become Adopters (and their Affiliates as provided in the license), even after such withdrawal. No covenant or license shall be deemed granted or received or required to be granted by such Promoter as to a new Specification or new revisions of the Specification adopted after the date of such withdrawal. For the avoidance of doubt, in the event any Promoter withdraws prior to the publication of the first Adopted Specification, the covenants to grant licenses are extinguished and of no effect.

              7.2.2 A withdrawing Promoter must identify in its notice of withdrawal, with reasonable specificity, any technical contribution it has made with regard to any as yet unadopted revision or proposed update to the Specification being considered at the time of withdrawal or to any Specification adopted within thirty (30) days of such notice if such withdrawal is being done under
                     Section 4.3.1. Any technical contribution not noticed will be licensed by such withdrawing Promoter under Sections 2.1 and 2.2. Additionally, the copyrights in any materials contributed by such Promoter as of the time of withdrawal shall still be subject to the provisions of Section 3.1 above.


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

8.     GENERAL

       8.1 NO OTHER LICENSES. Except for the rights expressly provided by this Agreement, no Promoter grants or receives, by implication, or estoppel, or otherwise, any rights under any patents or other intellectual property rights.

       8.2 LIMITED EFFECT. This Agreement shall not be construed to waive any Promoter's rights under law or any other agreement except as expressly set out here.

       8.3 NO WARRANTY. Promoter acknowledges that the Specification and any contributions thereto provided by another Promoter(s) are provided "AS IS" WITH NO WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT, FITNESS FOR ANY PARTICULAR PURPOSE, OR ANY WARRANTY OTHERWISE ARISING OUT OF ANY PROPOSAL, SPECIFICATION, OR SAMPLE.

       Notwithstanding the above, each Promoter warrants that the Promoter has not knowingly contributed any third party confidential information to the Specification and that it has the authority to enter into this Agreement.

       8.4 DAMAGES. In no event will Promoters be liable to each other for any loss of profits, loss of use, incidental, consequential, indirect, or special damages arising out of this Agreement or any Adopter or Participant agreements related hereto, whether or not such party had advance notice of the possibility of such damages.

       8.5    NOTICES.  Shall be sent to:


------------------------------------------------------------------------------------------------------
  Intel Corporation                 Silicon Image, Inc.                  Compaq Computer Corporation
  2200 Mission College Blvd.        10131 Bubb Road                      20555 SH 249
  Santa Clara, CA  95052            Cupertino, CA  95134                 Houston, TX  77070
  Attn:  General Counsel            Attn:  President                     Attn:  General Counsel

------------------------------------------------------------------------------------------------------
  Dell Corporation                  Fujitsu Limited                      Hewlett-Packard Company
  9505 Arboretum Blvd.              1-1, Kamikodanaka 4-chome,           3000 Hanover Street
  Austin, TX  78759-7299            Nakahara-ku                          Palo Alto, CA  94304-1126
  Attn:  General Counsel            Kawasaki-shi, Kanagawa-ken 211-8588  Attn:  Director, Intellectual
                                    JAPAN                                Property Law
                                    Attn:  General Manager, Industry
                                    Relations Division (H043)

------------------------------------------------------------------------------------------------------
  International Business            Microsoft Corporation                NEC Corporation
  Machines Corp.                    One Microsoft Way                    1-10 Nissincho
                                    Redmond, WA  98052-6399              Fuchu Tokyo
                                    Attn:  Legal Department              183-8501
                                                                         JAPAN
------------------------------------------------------------------------------------------------------

       8.6 GOVERNING LAW. This Agreement shall be construed and controlled by the substantive laws of New York without reference to conflict of laws principles. Any litigation arising out of this Agreement shall take place in New York, and all parties irrevocably consent to jurisdiction of the state and Federal courts there.

       8.7 NOT PARTNERS. The Promoters are independent companies and are not partners or joint venturers with each other. While the Promoters may select an entity to handle certain administrative tasks for them, no party is authorized to make any commitment on behalf of all or any of them.

       8.8 COMPLETE AGREEMENT. This Agreement sets forth the entire understanding of the parties and supersedes all prior agreements and understandings relating hereto. No modifications or additions to or deletions from this Agreement shall be binding unless accepted in writing by an authorized representative of all parties.

       8.9 TERMINATION. This agreement continues for each Promoter until terminated with respect to such Promoter upon events such as withdrawal or default.

       8.10 PUBLICITY. No Promoter may make any statement on behalf of the Digital Visual Interface Working Group, without the prior approval of all of the Promoters.

       8.11 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and timely delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

9.     COMPLIANCE WITH ANTITRUST LAWS

Each Promoter acknowledges that the Promoters are committed to fostering competition in the development of new products and services and the Specification is intended to promote such competition. The Promoters further acknowledge that they may compete with one another in various lines of business and that it is therefore imperative that they and their representatives act in a manner which does not violate any applicable antitrust laws and regulations. Without limiting the generality of the foregoing, the Promoters acknowledge that the Promoters will not discuss issues relating to product costs, product pricing, methods or channels of product distribution, any division of markets, or allocation of customers or any other topic which should not be discussed among competitors. Accordingly, each Promoter hereby assumes responsibility to provide appropriate legal counsel topic which should not be discussed among competitors. Accordingly, each Promoter hereby assumes responsibility to provide appropriate legal counsel to its representatives acting under this Agreement regarding the importance of limiting their discussions to subjects that relate to the purposes of the Agreement, whether or not such discussions take place during formal meetings, informal gatherings, or otherwise.

In witness of their agreement, the Promoters have executed this Agreement below:




 INTEL CORPORATION                        SILICON IMAGE, INC.                       COMPAQ COMPUTER CORPORATION
 By:  /s/ Patrick P. Gelsinger            By: /s/ David D. Lee                      By: /s/ Greg Memo
      --------------------------              ----------------------                    -------------------------

 Name: Patrick P. Gelsinger               Name: David D. Lee                        Name: Greg Memo
      --------------------------                --------------------                      -----------------------

 Title: V.P., General Manager             Title: CEO                                Title: V.P. Module Division
       -------------------------                --------------------                       ----------------------

 Date: 2/19/99                            Date: 2/5/99                              Date: 1/14/99
       -------------------------                --------------------                      -----------------------

 DELL CORPORATION                         FUJITSU LIMITED                           HEWLETT-PACKARD COMPANY

 By:                                      By: /s/ Koichi Inoue                      By: /s/ Edward G. Yang
    ----------------------------              ----------------------                    ------------------------

 Name:                                    Name: Koichi Inoue                        Name:
      --------------------------                --------------------                     -----------------------

 Title:                                   Title: General Manager,                   Title:
       -------------------------                 -------------------                      ----------------------

                                          Desktop Products Division                 Date:
                                          --------------------------                      ----------------------

Date:                                     Date: February 12th, 1999
     ---------------------------                --------------------

INTERNATIONAL BUSINESS MACHINES           MICROSOFT CORPORATION                     NEC CORPORATION
CORPORATION

 By: /s/ Jan M. Janick                    By:                                       By: /s/ Katsuichi Tomita
     --------------------------              -----------------------                    ------------------------

 Name: Jan M. Janick                      Name:                                     Name: Katsuichi Tomita
       ------------------------                ---------------------                      ----------------------

 Title: Vice President Desktop            Title:                                    Title: Executive General Manager
        -----------------------                 ---------------------                      --------------------------
        Systems Development
 ------------------------------

 Date: 1/19/99                           Date:                                     Date: April 23, 1999
       -------------------------              -----------------------                    -----------------------


                                   SIGNATURE PAGE
                                      FOR THE
                DIGITAL VISUAL INTERFACE SPECIFICATION REVISION 1.0
                                PROMOTER'S AGREEMENT

                                   CONFIDENTIAL
   DIGITAL VISUAL INTERFACE SPECIFICATION REVISION 1.0 ADOPTER'S AGREEMENT

-----------------------------------------------------------------------------
Certain Promoters have developed a digital display interface specification based upon Silicon Image's technology. This is a patent license agreement among parties wishing to adopt the DIGITAL VISUAL INTERFACE SPECIFICATION REVISION 1.0
-----------------------------------------------------------------------------

                                    ATTACHMENT A

                                ADOPTER'S AGREEMENT

As used in this Agreement:

- The "PROMOTERS" are Intel Corporation, Silicon Image, Inc., Compaq Computer Corporation, Dell Corporation, Fujitsu Limited, Hewlett-Packard Company, International Business Machines Corporation, Microsoft Corporation, and NEC Corporation and their Affiliates.
- "ADOPTER" is the entity named at the end of this Agreement and such entity's Affiliates, provided that during the Adoption Period such entity
       (1) has executed this Agreement, (2) had the same Agreement also executed by a Promoter, and then (3) had the fully executed Agreement received by the Secretary.
- "ADOPTION PERIOD" for any given Adopter means any time prior to the later of (i) the date one (1) year after the public release date of the Licensed Specification or (ii) the date one (1) year after such Adopter first sells a product that includes a Compliant Portion.
-      "FELLOW ADOPTERS" are the Promoters and all Adopters.
- "AFFILIATE" is an entity that directly or indirectly controls, is controlled by, or is under common control with another entity, so long as such control exists. "Control" means beneficial ownership of more than fifty percent of the voting stock or equity in an entity.
- "COMPLIANT PORTION" means portions of products (hardware, software or combinations thereof) that implement and are Fully Compliant with the Digital Display Interfaces to provide an interface between a computer and a digital display.
- "DIGITAL DISPLAY INTERFACES" means the electrical interfaces, mechanical interfaces, signals, signaling and coding protocols, and bus protocols disclosed in, and required by, the Licensed Specification, including described options for such interfaces in the Licensed Specification.
- "NECESSARY CLAIMS" shall mean those claims of all patents, other than design patents and design registrations, throughout the world entitled to an effective filing date prior to January 1, 2003, which a Promoter or Adopter, as applicable, or its Affiliates has the right, at any time during the term of this Agreement, to grant licenses of the scope granted herein without such grant or the exercise of rights thereunder resulting in payment of royalties or other consideration to third parties (except for payments to Affiliates or to employees within the scope of their employment) and (i) which are necessarily infringed in order to implement and comply with the Digital Display Interfaces, where such infringement could not have been avoided by another commercially possible noninfringing implementation of such Digital Display Interfaces and licensee shall have the burden of proof to establish that a claim falls within the scope this clause (i), or (ii) for which infringement is based on an implementation of any example included in the body of the Licensed Specification. Necessary Claims shall not include, and no license shall apply to, (a) implementation examples included solely in any appendix, exhibit or other attachment to the Licensed Specification, (b) claims relating to semiconductor manufacturing technology, (c) claims not required to be infringed in implementing and complying with the Digital Display Interfaces even if in the same patent as Necessary Claims, or (d) claims relating to underlying operating system functionality not directly related to interfacing between a computer and a digital display.
- "LICENSED SPECIFICATION" means the document entitled DIGITAL VISUAL INTERFACE SPECIFICATION REVISION 1.0 as finally adopted by the Promoters and authored and published by the Promoters.
- "FULLY COMPLIANT" means an implementation of all portions of the Digital Display Interfaces required for a specific type of product or component thereof.
- "SECRETARY" shall mean the Promoter chosen to administrate the Licensed Specification as the Promoters may determine from time to time. As of the effective date of this Agreement, the Secretary is Intel.

LICENSES:
- GRANTS OF LICENSES. The following license has been granted by the Promoters to all Adopters. Upon Adopter's execution of this Agreement during the Adoption Period, the agreement to license is granted by Adopter to all Fellow Adopters (including the Promoters), and the grants of all Fellow Adopters shall extend to Adopter. In each case, the party (Promoter, Adopter, or Fellow Adopter) and its Affiliates granting the license is referred to as the "Licensor."

       Upon agreement by the Promoters as to the final version of the text of the Licensed Specification, Licensor hereby grants to each Promoter and its Affiliates and to each Fellow Adopter and its Affiliates a nonexclusive, nontransferable, royalty-free, nonsublicenseable, worldwide, perpetual, irrevocable, reciprocal license under its Necessary Claims solely to make, have made, use, import, and directly and indirectly, offer to sell, lease, sell, promote and otherwise distribute Compliant Portions; provided that such license shall not extend to any part or function of a product in which a Compliant Portion is incorporated that is not itself part of the Compliant Portion.

- ACCEPTANCE OF LICENSES. Adopter hereby accepts the licenses granted by the Fellow Adopters.
- TRADEMARKS. The Adopter and its Affiliates hereby agree not to assert against any Promoter or any Fellow Adopter any trademark or trade name rights they may have now or hereafter in any name or logo adopted by the Promoters for use in connection with such Licensed Specification provided that the Adopter and its Affiliates have not provided notice of rights as set forth below. Prior to adoption of a new name or logo, the Promoters shall transmit a proposed name or logo to Adopter. Adopter shall have 30 days to notify the Secretary in writing if it possesses any rights to such name or logo. Failure to respond within such 30 days will waive any rights of Adopter to such proposed name or logo. The Adopter and its Affiliates will not use the name or logo adopted by the Promoters except to refer to the Licensed Specification and to products which implement a Compliant Portion.

GENERAL
- NO OTHER LICENSES. Adopter neither grants nor receives any license to or right to use any trademark, tradename, copyright, or maskwork hereunder. Except for the rights expressly provided by this Agreement, Adopter neither grants nor receives, by implication, or estoppel, or otherwise, any rights under any patents or other intellectual property rights.
- NO WARRANTY. Adopter acknowledges that the Licensed Specification is provided "AS IS" WITH NO WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT, FITNESS FOR ANY PARTICULAR PURPOSE, OR ANY WARRANTY OTHERWISE ARISING OUT OF ANY PROPOSAL, SPECIFICATION, OR SAMPLE.
- DAMAGES. In no event will Promoters, Adopter or Fellow Adopters be liable to the other for any loss of profits, loss of use, incidental, consequential, indirect, or special damages arising out of this Agreement, whether or not such party had advance notice of the possibility of such damages.
- GOVERNING LAW. This Agreement shall be construed and controlled by the substantive laws of New York without reference to conflicts of laws principles. Any litigation arising out of this Agreement shall take place in New York, and all parties irrevocably consent to jurisdiction of the state and Federal courts there.
- NOT PARTNERS. Adopter understands that the Promoters are independent companies and are not partners or joint venturers with each other. While the Promoters may select an entity to handle certain administrative tasks for them, no party is authorized to make any commitment on behalf of all or any of them.
- PROMOTERS AS BENEFICIARIES. While only a single Promoter has executed this Agreement with Adopter, Adopter understands that all of the Promoters are beneficiaries of this Agreement and any Promoter is entitled to enforce its terms against Adopter.
- COMPLETE AGREEMENT. This Agreement sets forth the entire understanding of the agreement between the Adopters and the Promoters and supersedes all prior agreements and understandings relating hereto. No modifications or additions to or deletions from this Agreement shall be binding unless accepted in writing by an authorized representative of all parties.
- EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and timely delivered shall be deemed an original, and such counterparts together shall constitute one instrument.
- EFFECTIVE DATE. This Agreement shall be legally binding when during the Adoption Period:
              1)  the Promoter has signed the Agreement,
              2)  the Adopter has signed the Agreement, and
              3) the Agreement has been received via overnight courier to the attention of the Secretary at

                     Digital Display Working Group (DDWG)
                     ATTN:  DDWG Secretary
                     Intel Corporation
                     HF3-23
                     5200 N.E. Elam Young Parkway
                     Hillsboro, OR  97124

-      NOTICES.  All notices under this Agreement shall be sent to:



         If to the Promoters:                       If to Adopter:
            Digital Display Working Group (DDWG)    ----------------
            ATTN:  DDWG Secretary                   ----------------
            Intel Corporation                       ----------------
            HF3-23                                  ----------------
            5200 N.E. Elam Young Parkway            ----------------
            Hillsboro, OR  97124                    ----------------




          ADOPTER:                         PROMOTER:

          BY:                              BY:
             ---------------------            ----------------------
          NAME:                            NAME
               -------------------              --------------------
          TITLE:                           TITLE:
                ------------------               -------------------
          DATE:                            DATE:
               -------------------              --------------------

                                   CONFIDENTIAL
  DIGITAL VISUAL INTERFACE SPECIFICATION REVISION 1.0 PARTICIPANT'S AGREEMENT

                                    ATTACHMENT B

                              PARTICIPANT'S AGREEMENT

Certain Promoters are developing a specification (the "Specification") defining a digital display interface based upon Silicon Image's technology. The Specification may become appropriate for industry-wide adoption and the Promoters seek the counsel, advice, and input of Participant. In order to facilitate consultations between the Promoters and Participant, this Agreement sets out the legal terms that will govern those consultations.

As used herein, "Promoters" means Intel Corporation, Silicon Image, Inc., Compaq Computer Corporation, Dell Corporation, Fujitsu Limited, Hewlett-Packard Company, International Business Machines Corporation, Microsoft Corporation, and NEC Corporation. "Participant" refers to the industry participant named below and its Affiliates. "Affiliate" is an entity that directly or indirectly controls, is controlled by, or is under common control with another entity, so long as such control exists. "Control" means beneficial ownership of more than fifty percent of the voting stock or equity in an entity.

CONSULTATION. Any Promoter and Participant may consult with each other on the content, feasibility, and other aspects of one or more revisions of the Specification. The Promoters shall be free to incorporate the suggestions of Participant into the Specification.

IN CONFIDENCE. Participant will maintain the non-final versions of the Specification in confidence with at least the same degree of care that it uses to protect its own confidential and proprietary information, but no less than a reasonable degree of care under the circumstances and will neither disclose nor copy the non-final versions of the Specification except as necessary for its employees and contractors (under obligation of confidentiality) with a need to know for the purposes of developing or updating the Specification. Any copies which are made will be marked "confidential," "proprietary" or with a similar legend. Unless the parties agree otherwise, this obligation of confidentiality will expire 3 years from the date of disclosure to Participant. Participant will not, however, be liable for the disclosure of any information that is:

       a) rightfully in the public domain other than by Participant's breach of a duty;
       b) rightfully received from a third party without any obligation of confidentiality; or
       c) rightfully known to the Participant without any limitation on use or disclosure prior to its receipt from the disclosing party; or
       d) independently developed by employees of the Participant without access to the disclosed information; or
       e)     rightfully disclosed as required by law; or
       f) inherently disclosed in the marketing or sale of a product or service.

Any party shall be free to use for any purpose the residuals resulting from access to or work with the confidential information defined above, provided that such party shall maintain the confidentiality of such confidential information as provided herein. The term "residuals" means information in non-tangible form, which may be retained by persons who have had access to such confidential information, including ideas, concepts, know-how or techniques contained therein. No party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, the foregoing shall not be deemed to grant to any party a license under the other party's copyrights or patents.

LICENSING. The Promoters intend to license the right to implement the Licensed Specification to all interested industry members on a royalty-free basis. The Promoters have the right to disclose the Specification in draft and in final form, including Participant's suggestions to third parties.

Upon agreement by the Promoters as to the text of the Licensed Specification, with respect to any suggestion or improvement to the Specification made by Participant and incorporated in the Licensed Specification, Participant and its Affiliates hereby grants to each Promoter and its Affiliates and to each Adopter and its Affiliates a nonexclusive, nontransferable, royalty-free, nonsublicenseable, worldwide, perpetual, irrevocable, reciprocal license under its Necessary Claims solely to make, have made, use, import, and directly and indirectly, offer to sell, lease, sell, promote and otherwise distribute Compliant Portions; provided that such license shall not extend to any part or function of a product in which a Compliant Portion is incorporated that is not itself part of the Compliant Portion.

NONCONFIDENTIALITY OF PARTICIPANT SUBMISSIONS. Participant agrees that any submission sit makes to the Promoters regarding the draft Specifications shall be deemed to be made on a non-confidential basis and that the Promoters shall be free to use these submissions for any purpose and disclose such submissions to each other and any third parties.

COPYRIGHTS IN SPECIFICATION AS ADOPTED. Participant hereby conveys a non-exclusive, undivided, and equal ownership in any copyright interests it may have any submission it makes to the Promoters that is ultimately incorporated into any Specification that is finally adopted by the Promoters and authored and published by the Promoters. Each Promoter may exercise any and all rights of copyright ownership and sublicense such rights in any such Specification as if such rights were solely owned by such Promoter and without permission of the Participant and without any duty to account.

"COMPLIANT PORTION" means portions of products (hardware, software or combinations thereof) that implement and are Full Compliant with the Digital Display Interfaces to provide an interface between a computer and a digital display.

"DIGITAL DISPLAY INTERFACES" means the electrical interfaces, mechanical interfaces, signals, signaling and coding protocols, and bus protocols disclosed in, and required by, the Licensed Specification, including described options for such interfaces in the Licensed Specification.

"NECESSARY CLAIMS" shall mean those claims of all patents, other than design patents and design registrations, throughout the world entitled to an effective filing date prior to January 1, 2003, which a Participant, or its Affiliates, has the right, at any time during the term of this Agreement, to grant licenses of the scope granted herein without such grant or the exercise of rights thereunder resulting in payment of royalties or other consideration to third parties (except for payments to Affiliates or to employees within the scope of their employment) and (i) which are necessarily infringed in order to implement and comply with the Digital Display Interfaces, where such infringement could not have been avoided by another commercially possible noninfringing implementation of such Digital Display Interfaces and licensee shall have the burden of proof to establish that a claim falls within the scope this clause (i), or (ii) for which infringement is based on an implementation of any example included in the body of the Licensed Specification. Necessary Claims shall not include, and no license shall apply to, (a) implementation examples included solely in any appendix, exhibit or other attachment to the Licensed Specification, (b) claims relating to semiconductor manufacturing technology, (c) claims not required to be infringed in implementing and complying with the Digital Display Interfaces even if in the same patent as Necessary Claims, or (d) claims relating to underlying operating system functionality not directly related to interfacing between a computer and a digital display.

"LICENSED SPECIFICATION" means the document entitled DIGITAL VISUAL INTERFACE SPECIFICATION REVISION 1.0 as finally adopted by the Promoters and authored and published by the Promoters.

"FULLY COMPLIANT" means an implementation of all portions of the Digital Display Interfaces required for a specific type of product or component thereof.

FELLOW PARTICIPANTS. The Promoters may invite additional parties to become "Fellow Participants" by execution by those additional parties of a Participant's Agreement identical to this agreement. When a Promoter identifies such a Fellow Participant, the Participant shall be free to exchange information relating to the non-final versions of the Specification with such Fellow Participant, and such information shall be treated as confidential as provided above.

TRADEMARKS AND BRANDING. The Participant and its Affiliates hereby agrees not to assert against any Promoter or any Fellow Adopter any trademark or trade name rights they may have now or hereafter in any name or logo adopted by the Promoters for use in or with such Specification provided that the Participant and its Affiliates have not provided notice of rights as set forth below. Prior to adoption of a new name or logo, the promoters shall transmit a proposed name or logo to Participant. Participant shall have 30 days to notify the Secretary if it believes it possesses any rights to such name or logo. Failure to respond within such 30 days will waive any rights of Participant to such proposed name or logo. The Participant will not use the name or logo adopted by the Promoters except to refer to the Specification and to products which fully comply with the Specification.

EARLY TERMINATION. A party may terminate this agreement as to itself at any time without cause upon written notice to the other. All obligations of confidentiality, and the license granted above, will survive the termination of this agreement.

GENERAL. This Agreement does not create a joint venture, partnership or other form of business association between the parties, not an obligation to buy or sell products implementing the draft Specification or its final version. This Agreement will be governed by the substantive laws of New York without reference to conflict of laws principles. Participant understands that all of the Promoters are intended third party beneficiaries of this Agreement and may enforce the provisions thereof against Participant. This Agreement may be executed in any number of counterparts, each of which when so executed and timely delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each Participant warrants that the Participant has not contributed any third party confidential information to the Specification and that it has the authority to enter into this Agreement.

EFFECTIVE DATE.  This Agreement shall be legally binding when:

       1)  the Promoter has signed the Agreement,
       2)  the Participant has signed the Agreement, and
       3) the Agreement has been received via overnight courier to the attention of the Secretary at

              Digital Display Working Group (DDWG)
              ATTN:  DDWG Secretary
              Intel Corporation
              HF3-23
              5200 N.E. Elam Young Parkway
              Hillsboro, OR  97124

NOTICES.  All notices under this Agreement shall be sent to:



    If to the Promoters:                        If to Participant:

        Digital Display Working Group (DDWG)    ----------------------
        ATTN:  DDWG Secretary                   ----------------------
        Intel Corporation                       ----------------------
        HF3-23                                  ----------------------
        5200 N.E. Elam Young Parkway            ----------------------
        Hillsboro, OR  97124                    ----------------------

AGREED:

PARTICIPANT                      PROMOTER

Corp. Name:                      Corp. Name:
           -----------------                -------------------------
Signed:                          Signed:
       ---------------------            -----------------------------
Name:                            Name:
     -----------------------          -------------------------------
Title:                           Title:
      ----------------------           ------------------------------
Date:                            Date:
     -----------------------          -------------------------------